                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                       (THE TAX-EXEMPT FUND OF MARYLAND)
                       (THE TAX-EXEMPT FUND OF VIRGINIA)

                                     Part B
                      Statement of Additional Information

                                October 1, 2005

                      (as supplemented April 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus of The American Funds Tax-Exempt Series I (the "trust") dated October 1, 2005. The trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of these two funds. The prospectus may be obtained from your financial adviser or by writing to the trust at the following address:

                     The American Funds Tax-Exempt Series I
                       (The Tax-Exempt Fund of Maryland)
                       (The Tax-Exempt Fund of Virginia)
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        7
Management of the trust . . . . . . . . . . . . . . . . . . . . . .        9
Execution of portfolio transactions . . . . . . . . . . . . . . . .       26
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       26
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       29
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       32
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       37
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Shareholder account services and privileges . . . . . . . . . . . .       41
General information . . . . . . . . . . . . . . . . . . . . . . . .       44
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Financial statements




                The American Funds Tax-Exempt Series I -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund may invest up to 20% of its assets in debt securities rated Ba or below by Moody's Investors Service (Moody's) and BB or below by Standard & Poor's Corporation (S&P) (or unrated but determined to be of equivalent quality).

Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 20% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.


                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.


                The American Funds Tax-Exempt Series I -- Page 2

Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems;


                The American Funds Tax-Exempt Series I -- Page 3 highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.


MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.


INSURED MUNICIPAL BONDS -- The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of the fund's shares.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and


                The American Funds Tax-Exempt Series I -- Page 4 interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


U.S. COMMONWEALTH OBLIGATIONS -- The fund may invest in obligations of the Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the fund's holdings in such obligations.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


CASH AND CASH EQUIVALENTS -- These include, but are not limited to: (a) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (b) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (c) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (d) tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.


                The American Funds Tax-Exempt Series I -- Page 5

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the investment adviser may increase the fund's exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.


ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The investment adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS -- The Internal Revenue Code of 1986 (the "Code") imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly


                The American Funds Tax-Exempt Series I -- Page 6 greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended July 31, 2005 and 2004 were 5% and 11%, respectively, for the Maryland Fund and 13% and 8%, respectively, for the Virginia Fund. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund will:

1. Normally, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

These restrictions provide that the fund may not:

2. Invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, securities of other investment companies or cash and cash items;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;


                The American Funds Tax-Exempt Series I -- Page 7

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

12. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. government obligations are not considered to be part of any industry.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For the purpose of investment restriction number 10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas, or other mineral exploration or development leases.

NONFUNDAMENTAL POLICIES -- The following policies may be changed by the Board of Trustees without shareholder approval:


The fund may not:


1. Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds;

2.   Invest more than 15% of the value of its net assets in illiquid securities;

3. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


                The American Funds Tax-Exempt Series I -- Page 8

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

                                         YEAR FIRST                                 NUMBER OF PORTFOLIOS
                          POSITION         ELECTED       PRINCIPAL OCCUPATION(S)      WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                          WITH THE        A TRUSTEE               DURING            COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE           TRUST      OF THE TRUST/1/       PAST FIVE YEARS             BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Chairman of        1986         President, Investment               3             JPMorgan Value
 Age: 72                 the Trust                       Services                                          Opportunities Fund
                         (Non-Executive)                 International Co. LLC
                                                         (private investment
                                                         company for various
                                                         operating entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Trustee            2002         Vice Chairman and                   3             JPMorgan Value
 III                                                     Treasurer,                                        Opportunities Fund; WGL
 Age: 73                                                 The Morris and Gwendolyn                          Holdings, Inc.
                                                         Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Trustee            2005         President, The Dumbarton                          JPMorgan Value
 Age: 59                                                 Group LLC (securities                             Opportunities Fund
                                                         industry consulting);
                                                         former Executive Vice
                                                         President - Policy and
                                                         Oversight, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Trustee            2000         Chairman, The                       3             Flyi Inc.; JPMorgan
 Age: 63                                                 CapAnalysis Group LLC                             Value Opportunities
                                                         (economic, financial and                          Fund
                                                         regulatory expertise);
                                                         former Counselor,
                                                         Citizens for a Sound
                                                         Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Trustee            2003         Former Treasurer of                 3             JPMorgan Value
 Age: 71                                                 the United States                                 Opportunities Fund;
                                                                                                           The Kroger Co.;
                                                                                                           Rayonier Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 J. Knox Singleton       Trustee            2004         President and Chief                 3             Healthcare Realty
 Age: 57                                                 Executive Officer, INOVA                          Trust, Inc.; JPMorgan
                                                         Health System                                     Value Opportunities
                                                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------------



                The American Funds Tax-Exempt Series I -- Page 9

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST            PAST FIVE YEARS AND
                                          ELECTED                POSITIONS HELD            NUMBER OF PORTFOLIOS
                         POSITION         TRUSTEE           WITH AFFILIATED ENTITIES         WITHIN THE FUND
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ OVERSEEN
    NAME AND AGE          TRUST       OF THE TRUST/1/             OF THE TRUST                  BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Vice                1986         Chairman of the Board and Chief             3
 Jr.                   Chairman of                      Executive Officer,
 Age: 69               the Trust                        The Johnston-Lemon Group,
                                                        Incorporated (financial services
                                                        holding company)
-----------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President of        1999         President and Director,                     3
 Age: 60               the Trust                        Washington Management
                                                        Corporation
-----------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY TRUSTEE
---------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
---------------------------------------------------
 James H. Lemon,       JPMorgan Value
 Jr.                   Opportunities Fund
 Age: 69
---------------------------------------------------
 Jeffrey L. Steele     JPMorgan Value
 Age: 60               Opportunities Fund
---------------------------------------------------




                                                                                     PRINCIPAL OCCUPATION(S) DURING
                              POSITION           YEAR FIRST ELECTED                PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE               AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                TRUST             OF THE TRUST/1/              OR THE PRINCIPAL UNDERWRITER OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W.                Vice President,              1996          Director, Vice President, Secretary and Assistant Treasurer,
 Stockton              Assistant Secretary and                        Washington Management Corporation
 Age: 38                      Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard            Vice President               1988          Vice President, Washington Management Corporation
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 Jennifer L. Butler           Secretary                 2005          Assistant Vice President, Washington Management Corporation;
 Age: 39                                                              former Specialist, Fund Administation, Pacific Investment
                                                                      Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank           Assistant Vice               1998          Assistant Vice President, Washington Management Corporation
 Age: 44                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------



               The American Funds Tax-Exempt Series I -- Page 10

1 Trustees and officers of the trust serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R)/ which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's business manager, Washington Management Corporation.
5 All of the Trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE TRUST IS 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005, ATTENTION: TRUST SECRETARY.


               The American Funds Tax-Exempt Series I -- Page 11

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2004

                                                                 AGGREGATE DOLLAR RANGE/1/
                                                                         OF SHARES
                                                                    OWNED IN ALL FUNDS
                                                                   IN THE AMERICAN FUNDS
                                DOLLAR RANGE/1/ OF FUND               FAMILY OVERSEEN
         NAME                        SHARES OWNED                       BY TRUSTEE
-------------------------------------------------------------------------------------------
 "INDEPENDENT"             MARYLAND FUND       VIRGINIA FUND
 TRUSTEES
-------------------------------------------------------------------------------------------
 Cyrus A. Ansary           Over $100,000           None                Over $100,000
-------------------------------------------------------------------------------------------
 Daniel J. Callahan             None               None                Over $100,000
 III
-------------------------------------------------------------------------------------------
 R. Clark Hooper                None               None              $10,001 - $50,000
-------------------------------------------------------------------------------------------
 James C. Miller III      $10,001 - $50,000                            Over $100,000
                                             $10,001 - $50,000
-------------------------------------------------------------------------------------------
 Katherine D. Ortega     $10,001 - $50,000   $10,001 - $50,000         Over $100,000
-------------------------------------------------------------------------------------------
 J. Knox Singleton              None               None                Over $100,000
-------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------------------
 James H. Lemon, Jr.        Over $100,000      Over $100,000           Over $100,000
-------------------------------------------------------------------------------------------
 Jeffrey L. Steele           $ 50,001              None                Over $100,000
                             - $100,000
-------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed include any shares owned through the deferred compensation plan described below.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's business manager, Washington Management Corporation.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the business manager or its affiliates. Each fund pays annual fees of $1,000 to Trustees who are not affiliated with the business manager, $250 for each Board of Trustees meeting attended, and $250 for each meeting attended as a member of a committee of the Board of Trustees. Committee chairs receive an annual fee of $1,000 from each fund.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the business manager.


               The American Funds Tax-Exempt Series I -- Page 12

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2005

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE TRUST             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Cyrus A. Ansary                 $7,700                            $80,500
------------------------------------------------------------------------------------------
 Daniel J. Callahan               5,800                             79,000
 III
------------------------------------------------------------------------------------------
 James C. Miller III              8,200                             81,000
------------------------------------------------------------------------------------------
 Katherine D. Ortega              7,700                             79,500
------------------------------------------------------------------------------------------
 J. Knox Singleton/3/             5,800                             72,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R)/ which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the trust (plus earnings thereon) through the 2005 fiscal year for participating Trustees is as follows: J. Knox Singleton ($7,703). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the trust until paid to the Trustees.

As of September 1, 2005, the officers and Trustees of the trust and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the trust.


TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- The trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986. Although the Board of Trustees has delegated day-to-day oversight to the investment adviser and business manager, all trust operations are supervised by the trust's Board, which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the Board who are not affiliated with the business manager or investment adviser or their affiliates are paid certain fees for services rendered to the trust as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the trust.


The fund has several different classes of shares, including Class A, B, C, F and R-5 shares. Class R-5 shares are available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. Class R-5 shares are described in more detail in the fund's prospectus addendum.


               The American Funds Tax-Exempt Series I -- Page 13

The Board of Trustees may establish additional series and/or classes of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objectives and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.


With respect to a particular series, shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The trust does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the trust will hold a meeting at which any member of the Board could be removed by a majority vote.


As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the trust. At such a meeting, a Trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the trust have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the trust voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the trust except amendments to change the name of the trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the trust may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the trust will continue indefinitely.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or


               The American Funds Tax-Exempt Series I -- Page 14 obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


COMMITTEES OF THE BOARD OF TRUSTEES

The trust has an Audit Committee composed of four Trustees who are not considered "interested persons" of the trust within the meaning of the 1940 Act ("independent Trustees"): Cyrus A. Ansary, Daniel J. Callahan III, James C. Miller III and Katherine D. Ortega (Chair). The function of the Committee is the oversight of the trust's accounting and financial reporting policies. The Committee acts as a liaison between the trust's independent registered public accounting firm and the full Board of Trustees.


The trust has a Governance Committee composed of Cyrus A. Ansary (Chair) and all other independent Trustees. The Committee's functions include, through the use of a Contracts sub-committee, reviewing all contracts and agreements with the trust, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Trustees. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee, through the use of a Nominating sub-committee, also evaluates, selects and nominates candidates for independent Trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the trust, c/o the trust's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


There were six Board of Trustees meetings and six Committee meetings (four Audit, and two Governance Committee) during the fiscal year ended July 31, 2005. All Trustees attended at least 80% of all Board meetings and meetings of the Committees of which they are members.


PROXY VOTING PROCEDURES -- The trust's Board of Trustees will oversee the voting of any proxies for securities held by the trust in order to ensure that the voting of such proxies is conducted in accordance with the established procedures and policies. The Board of Trustees authorizes the Chief Executive Officer ("CEO") or the CEO's designee (the "Voting Officer") to vote on any matter arising as a result of the trust's portfolio holdings. The Voting Officer is directed to vote on each matter in the best interests of the fund holding the portfolio security and its shareholders. The Voting Officer may consult with others, as appropriate, in deciding how to vote and should resolve any conflict of interest involved in voting by consulting with the Chairman of the trust's


               The American Funds Tax-Exempt Series I -- Page 15

Governance Committee. The business manager is responsible for administering the voting of proxies, related record keeping and reporting of votes. Since the trust will normally hold only municipal securities, it is highly unlikely the trust will be required to vote on any issue.


Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's website at www.sec.gov.


PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on September 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.


THE TAX-EXEMPT FUND OF MARYLAND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A         7.15%
 201 Progress Parkway
 Maryland Hts, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class A         7.04
 4800 Deer Lake Dr. E. Fl. 2                         Class B        23.04
 Jacksonville, FL 32246-6484                         Class C        51.64
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         5.45
 333 W. 34th St.
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         7.23
 3 Harborside Plz., 6th Floor
 Jersey City, NY 07311-3907
----------------------------------------------------------------------------
 NFS LLC                                             Class F         6.92
 207 Northway Drive
 Hvre De Grace, MD 21078-1605
----------------------------------------------------------------------------
 Johnston Lemon Group                                Class R-5      58.87
 1101 Vermont Avenue NW
 Washington, DC 20005-3521
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      41.13
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------



               The American Funds Tax-Exempt Series I -- Page 16

THE TAX-EXEMPT FUND OF VIRGINIA


                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                              Class A          9.81%
 201 Progress Parkway
 Maryland Hts, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                             Class A          5.32
 4800 Deer Lake Dr. E. Fl. 2                        Class B          9.89
 Jacksonville, FL 32246-6484                        Class C         28.07
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                         Class F         14.62
 101 Montgomery Street
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 NFS LLC                                            Class F          5.27
 1008 Sheraton Court
 Martinsville, VA 24112-5224
----------------------------------------------------------------------------
 Johnston Lemon Group                               Class R-5      100.00
 1101 Vermont Avenue NW
 Washington, DC 2005-3521
----------------------------------------------------------------------------


BUSINESS MANAGER -- Since its inception, the trust has operated under a Business Management Agreement with Washington Management Corporation. The business manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, DC 20005.


The business manager provides services necessary to carry on the trust's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment and certain accounting and record keeping facilities. The business manager monitors the various services and operations of the trust. The business manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to Trustees; association dues; and costs of stationery and forms prepared exclusively for the trust.


The business manager receives a fee at the annual rate of 0.135% of the first $60 million of the fund's net assets, 0.09% of the fund's net assets in excess of $60 million plus 1.35% of the gross investment income. The current Business Management Agreement, unless sooner terminated, will continue in effect until July 31, 2006 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Business Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The


               The American Funds Tax-Exempt Series I -- Page 17

Business Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business Management Agreement. The Business Management Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Business Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Out of its own resources, the business manager makes payments to the investment adviser for providing various accounting services for the fund, and may make payments to support compensation paid to dealers (for additional information, see "Other compensation to dealers" below).


The business manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501(c)(3) or 509(a)(2) of the Internal Revenue Code. Trustees and officers of the trust, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


For the fiscal year ended July 31, 2005, the business manager was entitled to receive from the Maryland Fund management fees of $347,000, or 0.164% of average net assets. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $347,000 was reduced by $22,000 to $325,000, or 0.154% of average net assets. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the Maryland Fund amounted to $328,000 and $306,000, respectively.


For the fiscal year ended July 31, 2005, the business manager was entitled to receive from the Virginia Fund management fees of $378,000, or 0.159% of average net assets. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $378,000 was reduced by $24,000 to $354,000, or 0.149% of average net assets. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the Virginia Fund amounted to $362,000 and $342,000, respectively.


For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it is otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, fees will be reduced similarly for all classes of shares of the fund.


INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.


               The American Funds Tax-Exempt Series I -- Page 18

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.


COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and Management Company. The investment adviser's investment analysts do not currently manage a research portfolio in the fund. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greatest weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia portfolio counselors are measured include: Lipper Maryland Municipal Debt Funds Average (The Tax-Exempt Fund of Maryland) and Lipper Virginia Municipal Debt Funds Average (The Tax-Exempt Fund of Virginia).


PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.


               The American Funds Tax-Exempt Series I -- Page 19

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2005:


                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER          NUMBER
                                      REGISTERED           POOLED          OF OTHER
                                      INVESTMENT         INVESTMENT        ACCOUNTS
                                   COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                         THAT               THAT           PORTFOLIO
                                      PORTFOLIO          PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                      OF FUND          MANAGES            MANAGES         (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/      IN BILLIONS)    IN BILLIONS)/3/
-----------------------------------------------------------------------------------------
 Brenda S.            None/4/         3       $6.8/5/       None              None
 Ellerin
------------------------------------------------------------------------------------------
 Edward B.            None/4/         1       $1.0/5/       None              None
 Nahmias
------------------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Funds are designed primarily for taxable residents in the states of Maryland or Virginia. Because the portfolio counselors do not reside in either state, investment in the fund may not be appropriate for their personal portfolio.
5 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until July 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Governance Committee of the Board of Trustees evaluates information from several sources, including information provided by the investment adviser and business manager in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Trustees.


The investment adviser manages the investment portfolio of the fund subject to the policies established by the Board of Trustees and places orders for the fund's portfolio securities transactions. As compensation for its services, the investment adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.12% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income.


               The American Funds Tax-Exempt Series I -- Page 20

For the fiscal year ended July 31, 2005, the investment adviser was entitled to receive from the Maryland Fund management fees of $439,000, or 0.207% of average net assets. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $439,000 was reduced by $28,000 to $411,000, or 0.194% of average net assets. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the Maryland Fund amounted to $414,000 and $387,000, respectively.


For the fiscal year ended July 31, 2005, the investment adviser was entitled to receive from the Virginia Fund management fees of $480,000, or 0.202% of average net assets. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $480,000 was reduced by $30,000 to $450,000, or 0.190% of average net assets. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the Virginia Fund amounted to $459,000 and $434,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F and R-5 shares will continue in effect until July 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C, F and R-5 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of up to 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of up to 0.10% of the average daily net assets of Class R-5 shares.


               The American Funds Tax-Exempt Series I -- Page 21

During the 2005 fiscal year, administrative services fees were:

                                                                 ADMINISTRATIVE SERVICES
                                                                          FEE
----------------------------------------------------------------------------------------
                        MARYLAND FUND              CLASS C                $31,000
                                                   CLASS F                  8,000
                                                   CLASS R-5                4,000
                                              ------------------------------------------
                        VIRGINIA FUND              CLASS C                 24,000
                                                   CLASS F                 13,000
                                                   CLASS R-5                2,000
----------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                              COMMISSIONS,              ALLOWANCE OR
                                                                REVENUE                 COMPENSATION
                                           FISCAL YEAR      OR FEES RETAINED             TO DEALERS
------------------------------------------------------------------------------------------------------------
CLASS A                                       2005      Maryland Fund  $122,000   Maryland Fund   $470,000
                                                        Virginia Fund   111,000   Virginia Fund    433,000
------------------------------------------------------------------------------------------------------------
                                              2004      Maryland Fund    90,000   Maryland Fund    356,000
                                                        Virginia Fund   116,000   Virginia Fund    441,000
------------------------------------------------------------------------------------------------------------
                                              2003      Maryland Fund   124,000   Maryland Fund    468,000
                                                        Virginia Fund   184,000   Virginia Fund    711,000
------------------------------------------------------------------------------------------------------------
CLASS B                                       2005      Maryland Fund  $ 18,000   Maryland Fund   $ 47,000
                                                        Virginia Fund    12,000   Virginia Fund     28,000
------------------------------------------------------------------------------------------------------------
                                              2004      Maryland Fund    21,000   Maryland Fund    112,000
                                                        Virginia Fund    18,000   Virginia Fund     84,000
------------------------------------------------------------------------------------------------------------
                                              2003      Maryland Fund    51,000   Maryland Fund    301,000
                                                        Virginia Fund    52,000   Virginia Fund    323,000
------------------------------------------------------------------------------------------------------------
CLASS C                                       2005      Maryland Fund     4,000   Maryland Fund     73,000
                                                        Virginia Fund     3,000   Virginia Fund     38,000
------------------------------------------------------------------------------------------------------------
                                              2004      Maryland Fund     8,000   Maryland Fund     77,000
                                                        Virginia Fund    13,000   Virginia Fund     50,000
------------------------------------------------------------------------------------------------------------
                                              2003      Maryland Fund        --   Maryland Fund     85,000
                                                        Virginia Fund    15,000   Virginia Fund     84,000
------------------------------------------------------------------------------------------------------------



               The American Funds Tax-Exempt Series I -- Page 22

The fund has adopted plans of distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the trust are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend: (a) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares, (b) for Class B shares, up to 1.00% of its average daily net assets attributable to Class B shares, (c) for Class C shares, up to 1.00% of its average daily net assets attributable to Class C shares, and (d) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.


For Class A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans,


               The American Funds Tax-Exempt Series I -- Page 23 endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of July 31, 2005, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $99,000 or 0.06% of Class A net assets for the Maryland Fund and $172,000 or 0.08% of Class A net assets for the Virginia Fund.


For Class B shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                                         12B-1 UNPAID LIABILITY
                                   FISCAL YEAR      12B-1 EXPENSES             OUTSTANDING
--------------------------------------------------------------------------------------------------
CLASS A                               2005      Maryland Fund  $409,000  Maryland Fund    $62,000
                                                Virginia Fund   494,000  Virginia Fund     78,000
--------------------------------------------------------------------------------------------------
CLASS B                               2005      Maryland Fund   188,000  Maryland Fund     20,000
                                                Virginia Fund   136,000  Virginia Fund     14,000
--------------------------------------------------------------------------------------------------
CLASS C                               2005      Maryland Fund   201,000  Maryland Fund     38,000
                                                Virginia Fund   154,000  Virginia Fund     28,000
--------------------------------------------------------------------------------------------------
CLASS F                               2005      Maryland Fund    14,000  Maryland Fund      2,000
                                                Virginia Fund    21,000  Virginia Fund      4,000
--------------------------------------------------------------------------------------------------


Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of the business manager's parent company, The Johnston-Lemon Group, Inc. ("JLG"), received commissions and payments from the plans of distribution of the funds of $42,000, $23,000 and $44,000 on its retail sales of the Maryland Fund and $21,000, $19,000 and $23,000 on its retail sales of the Virginia Fund, respectively, for the fiscal years ended July 31, 2005, 2004 and 2003.


All officers of the trust and three of its Trustees, who are "interested persons" of the trust, are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plans. Some of the trust's officers and two Trustees who are "interested persons" of the trust are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the


               The American Funds Tax-Exempt Series I -- Page 24 fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.




OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities


               The American Funds Tax-Exempt Series I -- Page 25

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended July 31, 2005, 2004 and 2003 amounted to $77,000, $56,000 and $148,000, respectively, for the Maryland Fund and $129,000, $94,500 and $146,000, respectively, for the Virginia Fund. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase or decrease in brokerage commissions paid by the fund from year to year reflects a corresponding increase or decrease, respectively, in the volume of trading activity in the fund's investment portfolio.


During fiscal years 2005, 2004 and 2003 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser


               The American Funds Tax-Exempt Series I -- Page 26 and its affiliates) and certain service providers (such as the fund's business manager, custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


Subject to Board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes), helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


               The American Funds Tax-Exempt Series I -- Page 27

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


               The American Funds Tax-Exempt Series I -- Page 28

The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires the fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities


               The American Funds Tax-Exempt Series I -- Page 29 do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen you may need to file an amended tax return.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS -- The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION -- Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


               The American Funds Tax-Exempt Series I -- Page 30

If a shareholder redeems shares in the fund, and then reinvests the sales proceeds in the fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in the fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


               The American Funds Tax-Exempt Series I -- Page 31

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


               The American Funds Tax-Exempt Series I -- Page 32

The fund and the Principal Underwriter reserve the right to reject any purchase order. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions. Tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $1,000 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $1,000 within five months of account establishment.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:


     . Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:


     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:


     . Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     . American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


               The American Funds Tax-Exempt Series I -- Page 33

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


MOVING BETWEEN SHARE CLASSES


     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class B and C shares automatically convert to Class A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including con-


               The American Funds Tax-Exempt Series I -- Page 34 tingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES


     PURCHASES BY CERTAIN 403(B) PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3) current registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;


               The American Funds Tax-Exempt Series I -- Page 35

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program. The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m. Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


               The American Funds Tax-Exempt Series I -- Page 36

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales


               The American Funds Tax-Exempt Series I -- Page 37 charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     . endowments or foundations established and controlled by you or your immediate family; or

     . CollegeAmerica/(R)/ accounts invested in American Funds other than the fund, which will be aggregated at the account owner level. (Class 529-E accounts may only be aggregated with an eligible employer plan. For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.) CollegeAmerica is sponsored by and is a registered trademark of the Virginia College Savings Plan,/SM/ an agency of the Commonwealth of Virginia.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     . for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for


               The American Funds Tax-Exempt Series I -- Page 38 two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.



               The American Funds Tax-Exempt Series I -- Page 39

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


               The American Funds Tax-Exempt Series I -- Page 40

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


               The American Funds Tax-Exempt Series I -- Page 41

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same class at net asset value, subject to the following conditions:


(a) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


               The American Funds Tax-Exempt Series I -- Page 42

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for Class A shares (but not Class 529-A shares) for American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


REDEMPTION OF SHARES -- The trust's Declaration of Trust permits the trust to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the trust's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the trust may from time to time adopt.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.


               The American Funds Tax-Exempt Series I -- Page 43

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $40,000 and $6,000 for Class A and B shares, respectively, of the Maryland Fund and $48,000 and $4,000 for Class A and B shares, respectively, of the Virginia Fund for the 2005 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- Dechert LLP, 1775 I Street, NW, Washington DC 20006, serves as counsel for the trust and for Trustees who are not "interested persons" (as defined by the 1940 Act) of the trust in their capacities as such. A determination with respect to the independence of the trust's "independent legal counsel" will be made at least annually by the independent Trustees of the trust, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


               The American Funds Tax-Exempt Series I -- Page 44

CODES OF ETHICS -- The trust, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.


On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles Superior Court dismissed the Attorney General's complaint. On February 7, 2006, the Attorney General filed a notice that he intends to appeal the Superior Court's decision to California's Court of Appeal for the Second Appellate District.


The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of California, relating to these matters. Although the suit was dismissed in its entirety, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


               The American Funds Tax-Exempt Series I -- Page 45

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2005

                                              THE TAX-EXEMPT     THE TAX-EXEMPT
                                             FUND OF MARYLAND   FUND OF VIRGINIA
---------------------------------------------------------------------------------
Net asset value and redemption price per
share
  (Net assets divided by shares
outstanding). . . . . . . . . . . . . . .         $16.13             $16.63
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's
current maximum
  sales charge) . . . . . . . . . . . . .         $16.76             $17.28


FUND NUMBERS -- Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/, or when making share transactions:

                                                                           FUND NUMBERS
                                                           -----------------------------------------------
FUND                                                       CLASS A  CLASS B  CLASS C  CLASS F   CLASS R-5
----------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     02       202      302      402       2502
American Balanced Fund/(R)/  . . . . . . . . . . . . . .     11       211      311      411       2511
American Mutual Fund/(R)/  . . . . . . . . . . . . . . .     03       203      303      403       2503
Capital Income Builder/(R)/  . . . . . . . . . . . . . .     12       212      312      412       2512
Capital World Growth and Income Fund/SM/ . . . . . . . .     33       233      333      433       2533
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . .     16       216      316      416       2516
Fundamental Investors/SM/  . . . . . . . . . . . . . . .     10       210      310      410       2510
The Growth Fund of America/SM/ . . . . . . . . . . . . .     05       205      305      405       2505
The Income Fund of America/(R)/  . . . . . . . . . . . .     06       206      306      406       2506
The Investment Company of America/(R)/ . . . . . . . . .     04       204      304      404       2504
The New Economy Fund/(R)/  . . . . . . . . . . . . . . .     14       214      314      414       2514
New Perspective Fund/(R)/  . . . . . . . . . . . . . . .     07       207      307      407       2507
New World Fund/SM/ . . . . . . . . . . . . . . . . . . .     36       236      336      436       2536
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . .     35       235      335      435       2535
Washington Mutual Investors Fund/SM/ . . . . . . . . . .     01       201      301      401       2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . .     40       240      340      440       2540
American High-Income Trust/SM/ . . . . . . . . . . . . .     21       221      321      421       2521
The Bond Fund of America/SM/ . . . . . . . . . . . . . .     08       208      308      408       2508
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . .     31       231      331      431       2531
Intermediate Bond Fund of America/(R)/ . . . . . . . . .     23       223      323      423       2523
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . .     43       243      343      443       2543
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . .     19       219      319      419       2519
The Tax-Exempt Fund of California/(R)/*  . . . . . . . .     20       220      320      420       2520
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . .     24       224      324      424       2524
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . .     25       225      325      425       2525
U.S. Government Securities Fund/SM/  . . . . . . . . . .     22       222      322      422       2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . .     09       209      309      409       2509
The Tax-Exempt Money Fund of America/SM/ . . . . . . . .     39       N/A      N/A      N/A       2539
The U.S. Treasury Money Fund of America/SM/  . . . . . .     49       N/A      N/A      N/A       2549
___________
*Qualified for sale only in certain jurisdictions.



               The American Funds Tax-Exempt Series I -- Page 46

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               The American Funds Tax-Exempt Series I -- Page 47

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.


                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Baa
Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


               The American Funds Tax-Exempt Series I -- Page 48

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


               The American Funds Tax-Exempt Series I -- Page 49

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


SP-3
Speculative capacity to pay principal and interest.


               The American Funds Tax-Exempt Series I -- Page 50

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


               The American Funds Tax-Exempt Series I -- Page 51


Tax-Exempt Fund of Maryland(R)
Investment portfolio

July 31, 2005

                                                                                                     Principal        Market value
Bonds & notes -- 94.10%                                                                              amount(000)            (000)
--------------------------------------------------------------------------------------------------------------------- -----------

MARYLAND -- 82.07%
STATE ISSUERS -- 47.89%
Community Dev. Administration, Dept. of Housing and Community Dev., Housing Rev. Bonds,
   GNMA Collateralized, Series 2002-B, AMT, 4.85% 2022                                                $2,000              $2,035
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
   Series 1998-B, AMT, 5.00% 2008                                                                      1,610               1,651
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
   Series 1998-B, AMT, 5.00% 2009                                                                      1,680               1,754
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
   Series 2001-H, AMT, 5.20% 2022                                                                        900                 925
Community Dev. Administration, Dept. of Housing and Community Dev., Single-family Program Bonds,
   First Series 1994, 5.80% 2009                                                                         520                 526
Dept. of Transportation, Consolidated Transportation Bonds, Ref. Series 2003, 4.00% 2008               1,000               1,031
Dept. of Transportation, Consolidated Transportation Bonds, Series 2002, 5.50% 2017                    2,000               2,314
Dept. of Transportation, Consolidated Transportation Bonds, Series 2003, 5.25% 2014                    4,000               4,500
Dept. of Transportation, Consolidated Transportation Bonds, Series 2004, 5.00% 2018                    1,000               1,081
Dept. of Transportation, Project Certs. of Part. (Mass Transit Administration Project),
      Series 2000, AMT, 5.00% 2008                                                                     1,415               1,487
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT,
      FSA insured, 5.25% 2012                                                                          1,000               1,090
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT,
      FSA insured, 5.50% 2013                                                                          1,500               1,664
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.),
      Series 2002, 5.00% 2014                                                                          1,755               1,909
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.),
      Series 2002, 5.375% 2019                                                                         1,500               1,659
Econ. Dev. Corp., Rev. Bonds (Anne Arundel County Golf Course System), Series 2001,
      8.25% 2028 (preref. 2011)                                                                        2,000               2,417
Econ. Dev. Corp., Tax-Exempt Adjustable Mode Solid Waste Disposal Rev. Bonds
      (Waste Management, Inc. Project), Series 2002, AMT, 2.30% 2016 (put 2006)                        2,000               1,981
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland,
      College Park Project), Series 2001, AMBAC insured, 5.25% 2011                                    3,425               3,746
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland,
      College Park Project), Series 2001, AMBAC insured, 5.375% 2015                                   2,230               2,442
Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev.
      Bonds (Wheelabrator Water Technologies Baltimore LLC Projects), Series
      1996, AMT, 6.30% 2010                                                                            3,500               3,675
G.O. Bonds, Capital Improvement Bonds, State and Local Facs. First Series
     Loan, Series 2003-A, 5.25% 2016                                                                   1,500               1,701
G.O. Bonds, State and Local Facs., First Series Loan of 2000, Series H, 5.50% 2010                     2,000               2,211
G.O. Bonds, State and Local Facs., First Series Loan of 2001, Series H, 5.50% 2011                     1,000               1,112
G.O. Bonds, State and Local Facs., Second Series Loan of 1999, Series W, 5.00% 2011 (preref. 2009)       500                 540
G.O. Bonds, State and Local Facs., Second Series Loan of 1999, Series X, 5.25% 2012 (preref. 2009)     2,000               2,177
G.O. Bonds, State and Local Facs., Second Series Loan of 2002, Series B, 5.25% 2009                    1,000               1,073
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds (PUMH of
      Maryland, Inc. - Heron Point of Chestertown Issue), Series 1998-A, 5.75% 2019                    1,500               1,519
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds
      (PUMH of Maryland, Inc. - Heron Point of Chestertown Issue), Series 1998-A, 5.75% 2026           1,640               1,666
Health and Higher Educational Facs. Auth., Parking Rev. Bonds (Johns Hopkins Medical
      Institutions Parking Facs. Issue), Series 2001, AMBAC insured, 5.00% 2034                          880                 914
Health and Higher Educational Facs. Auth., Rev. Bonds (Anne Arundel Medical
       Center Issue), Series 1998, FSA insured, 5.125% 2028                                           $1,000               1,054
Health and Higher Educational Facs. Auth., Rev. Bonds (Good Samaritan Hospital Issue), Series 1993,
   5.70% 2009 (escrowed to maturity)                                                                   1,000               1,079
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue), Series
   1993, 5.50% 2013 (escrowed to maturity)                                                             1,680               1,765
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue),
   Series 1993, 5.50% 2021 (escrowed to maturity)                                                      1,000               1,052
Health and Higher Educational Facs. Auth., Rev. Bonds (Institute College of Art Issue),
   Series 2001, 5.50% 2032                                                                             1,250               1,311
Health and Higher Educational Facs. Auth., Rev. Bonds (Kaiser Permanente), Series 1998-A, 5.375% 2015  1,000               1,063
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A,
   5.00% 2012                                                                                          1,000               1,075
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.25%
   2018                                                                                                1,000               1,073
Health and Higher Educational Facs. Auth., Rev. Bonds (Medlantic/Helix Issue), Series 1998-B,
   AMBAC insured, 5.25% 2038                                                                           1,500               1,728
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2003-A, 6.00% 2035   2,000               2,116
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2003-B, 5.00% 2008   1,000               1,016
Health and Higher Educational Facs. Auth., Rev. Bonds (Suburban Hospital Issue),
   Series 2004-A, 5.00% 2008                                                                           1,500               1,570
Health and Higher Educational Facs. Auth., Rev. Bonds (Suburban Hospital Issue), Series 2004-A,
   5.00% 2009                                                                                            400                423
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue),
   Series 2000, 6.75% 2030                                                                             2,000               2,240
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A,
   5.00% 2012                                                                                          1,000               1,045
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A,
   5.75% 2025                                                                                          1,000               1,073
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue),
   Series 1998, 5.25% 2014                                                                             2,505               2,693
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series
   2001-A, 5.00% 2011                                                                                  1,000               1,082
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series
   2001-A, 5.00% 2013                                                                                  1,000               1,076
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series
   2002-A, 5.00% 2032                                                                                  1,000               1,041
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004,
   5.00% 2013                                                                                          1,000               1,050
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004,
   5.75% 2015                                                                                            500                551
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004,
   5.75% 2016                                                                                          3,500               3,839
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004,
   5.50% 2033                                                                                          1,000               1,047
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Mercy Medical Center Issue), Series 1996,
   FSA insured, 6.50% 2013                                                                             2,000               2,309
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Roland Park Place Issue), Series 1999,
   5.50% 2014                                                                                            525                 533
Industrial Dev. Fncg. Auth., Econ. Dev. Rev. Bonds (Our Lady of Good Counsel High School Fac.),
   Series 2005-A, 6.00% 2035                                                                           1,000               1,029
Morgan State University, Academic Fees and Auxiliary Facs. Fees Rev. Bonds, Series 2003-A,
   FGIC insured, 5.00% 2020                                                                            1,375               1,481
Northeast Maryland Waste Disposal Auth., Resource Recovery Rev. Bonds (Baltimore RESCO
   Retrofit Project), Series 1998, AMT, 5.00% 2012                                                     2,500               2,560
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste
   Disposal System), Series 2003, AMT, AMBAC insured, 5.25% 2009                                       1,000               1,061
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste
   Disposal System), Series 2003, AMT, AMBAC insured, 5.50% 2010                                       2,500               2,704
Transportation Auth., Airport Parking Rev. Bonds (Baltimore/Washington International Airport Projects),
   Series 2002-B, AMT, AMBAC insured, 5.375% 2015                                                      2,000               2,160
Transportation Auth., Facs. Project, Rev. Bonds (Transportation Facs. Projects), Series 1992,
   5.80% 2006                                                                                          1,000               1,028
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2001-B, 4.00% 2013                    1,000               1,023
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2002-A, 5.00% 2013                    1,010               1,097
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2002-A, 5.125% 2022                   2,000               2,148
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2005-A, 5.00% 2013                    1,500               1,646
Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System),
   Series 2003, AMT, AMBAC insured, 5.50% 2016                                                         1,000               1,088
Water Quality Fncg. Administration, Revolving Loan Fund Rev. Bonds, Series 1991-B, 0% 2005               700                 698

CITY & COUNTY ISSUERS -- 34.18%
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-A, 5.35% 2034           $2,000              $2,018
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-B, 4.75% 2034            3,000               3,016
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2018            1,165               1,273
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2021            1,350               1,462
Anne Arundel County, G.O. Bonds, Series 2002, 5.25% 2012                                               1,000               1,107
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series 1999, 7.10% 2029
   (preref. 2009)                                                                                      2,000               2,322
Anne Arundel County, Special Obligation Bonds (National Business Park Project), Series 2000,
    7.375% 2028 (preref. 2010)                                                                         1,500               1,800
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012   1,520               1,526
City of Baltimore (Mayor and City Council of Baltimore), Project and Rev. Ref. Bonds (Water Projects),
   Series 2002-A, FGIC insured, 5.00% 2021                                                             1,225               1,303
City of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured,
   6.00% 2015                                                                                          1,500               1,730
City of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured,
   5.00% 2024                                                                                            410                 453
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2010           2,000               2,191
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2015
   (preref. 2012)                                                                                      3,000               3,326
Baltimore County, G.O. Bonds, Metropolitan Dist. Bonds (67th Issue), 5.00% 2018 (preref. 2011)         1,500               1,642
Mayor and City Council of Baltimore, Convertible Rev. Ref. Bonds (Baltimore City Parking System Facs.),
   Series 1996-A, FGIC insured, 5.90% 2009                                                             1,500               1,647
Mayor and City Council of Baltimore, Port Fac. Rev. Bonds (Consolidation Coal Sales Company Project),
   Series 1984-B, 6.50% 2011                                                                             500                 533
Calvert County, Econ. Dev. Rev. Ref. Bonds (Asbury-Solomons Island Fac.), Series 1997,
   MBIA insured, 5.00% 2009                                                                            1,000               1,059
Carroll County, EMA Obligated Group Issue (Fairhaven and Copper Ridge), Rev. Ref.
   Bonds, Series 1999-A, ASSET GUARANTY insured, RADIAN insured, 5.50% 2019                            1,265               1,341
Carroll County, G.O. Bonds, County of Commissioners of Carroll County, Consolidated
   Public Improvement Ref. Bonds (Delayed Delivery), Series 2003, 5.00% 2010                           1,000               1,083
Frederick County, G.O. Public Facs. Bonds, Series 2000, 5.10% 2017 (preref. 2010)                      1,000               1,098
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 1998, 6.625% 2025      3,000               3,122
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 5.95% 2030     1,000               1,015
Frederick County, Urbana Community Dev. Auth., Subordinate Special Obligation Bonds,
   Series 2004-B, 6.25% 2030                                                                           1,461               1,487
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014
(preref. 2012)                                                                                           205                 226
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014    795                 874
City of Hyattsville, Special Obligation Bonds (University Town Center Project), Series 2004,
   5.75% 2034                                                                                          3,650               3,826
Montgomery County, Econ. Dev. Corp., Lease Rev. Bonds (Town Square Parking Garage Project),
   Series 2002-A, 3.25% 2011                                                                           1,000                 993
Montgomery County, Econ. Dev. Rev. Bonds (Trinity Health Credit Group), Series 2001, 5.50% 2016        1,000               1,082
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2000-A, 5.30% 2013
   (preref. 2010)                                                                                      1,000               1,096
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2011               1,000               1,073
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2012               1,000               1,076
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 5.25% 2015               2,000               2,200
Montgomery County, Housing Opportunities Commission, Housing Dev. Bonds (The Metropolitan),
   Issue 1995-A, 6.10% 2015                                                                            2,025               2,068
Montgomery County, Housing Opportunities Commission, Single-family Mortgage Rev. Bonds,
   Series 1998-B, 4.80% 2009                                                                             445                 453
Montgomery County, Housing Opportunities Commission, Single-family Mortgage Rev. Bonds, Series 1998-B,
4.90% 2010                                                                                               370                 387
Montgomery County, Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Bonds (Resource Recovery
Project),
   Series 1993-A, AMT, 6.00% 2007                                                                      1,000               1,041
Montgomery County, Rev. Auth., Golf Course System Rev. Bonds, Series 1996-A, 6.00% 2014 (preref. 2006) 2,355               2,488
Montgomery County, Solid Waste Disposal System Rev. Ref. Bonds, Series 2003-A, AMBAC insured,
   5.00% 2013                                                                                          1,000              1,093
Montgomery County, Special Obligation Bonds (Kingsview Village Center Dev. Dist.), Series 1999,
   6.90% 2021                                                                                          2,260               2,371
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Senior Series 2002-A,
   RADIAN insured, 5.375% 2020                                                                           750                 802
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Senior Series 2004-A,
   RADIAN insured, 6.70% 2027                                                                          1,680               1,918
Housing Auth. of Prince George's County, Mortgage Rev. Bonds (GNMA Collateralized - Langley Garden
Apartments
   Project), Series 1997-A, AMT, 5.60% 2017                                                            1,130               1,182
Housing Auth. of Prince George's County, Mortgage Rev. Bonds (GNMA Collateralized - Windsor Crossing
Apartments
   Project), Series 2002-A, AMT, 3.90% 2012                                                              515                 514
Housing Auth. of Prince George's County, Mortgage Rev. Bonds (GNMA Collateralized - Windsor Crossing
Apartments
   Project), Series 2002-A, AMT, 5.00% 2023                                                            1,000               1,029
Industrial Dev. Auth. of Prince George's County, Rev. Ref. Lease Bonds (Upper Marlboro Justice Center
Project),
   Series 2003-A, MBIA insured, 5.00% 2014                                                             1,500               1,632
Prince George's County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
   Series 1997-A, 8.00% 2026                                                                           1,750               1,867
Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties, G.O. Ref. Bonds of 1997,
5.75% 2017                                                                                             1,510               1,788
Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties, G.O. Ref. Bonds of 2001,
4.50% 2015                                                                                             3,000               3,133
Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties, G.O. Sewage Disposal Ref.
   Bonds of 2003, 5.00% 2012                                                                           1,000               1,096
Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties, G.O. Water Supply
   Bonds of 2005, 5.00% 2019                                                                           1,000               1,091
                                                                                                                          75,953

DISTRICT OF COLUMBIA -- 0.72%
Washington Metropolitan Area Transit Auth., Gross Transit Rev. Ref. Bonds, Series 1993, FGIC insured,
6.00% 2008                                                                                             1,480               1,604


PUERTO RICO -- 9.62%
Electric Power Auth., Rev. Bonds, Series DD, FSA insured, 4.50% 2019                                   1,000               1,028
Electric Power Auth., Rev. Ref. Bonds, Series GG, FSA insured, 4.75% 2021                              1,020               1,056
Electric Power Auth., Rev. Ref. Bonds, Series KK, XLCA insured, 5.00% 2011                             1,000               1,085
Electric Power Auth., Rev. Ref. Bonds, Series Y, MBIA insured, 7.00%  2007                             1,000               1,077
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured, 5.00% 2026
   (put 2010)                                                                                          2,000               2,146
Industrial, Medical, Higher Education and Environmental Pollution Control Facs. Fncg. Auth.,
    Special Fac. Rev. Bonds (American Airlines, Inc. Project), Series 1985-A, 6.45% 2025                 500                 403
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)               4,500               4,956
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026                           455                 547
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026 (escrowed to
    maturity)                                                                                             45                  57
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)              5,255               5,774
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031
    (put 2012)                                                                                         2,500               2,736
Public Improvement G.O. Ref. Bonds, Series 1998, 5.00% 2007                                              500                 517
                                                                                                                          21,382

VIRGIN ISLANDS -- 1.69%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien,
     Series 1998-A, 5.20% 2009                                                                         1,500               1,583
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien,
     Series 1998-A, 5.20% 2010                                                                         1,000               1,052
Public Fin. Auth., Rev. Bonds (Gross Receipts Taxes Loan Note),
     Series 2003-A, FSA insured, 5.25% 2017                                                            1,000               1,114
                                                                                                                           3,749

Total bonds & notes (cost: $200,736,000)                                                             209,115




Short-term securities -- 5.25%


Baltimore County, Maryland, Econ. Dev. Rev. Bonds (Garrison Forest School, Inc. Project),
   Series 2001, 2.33% 2026(1)                                                                          1,000               1,000
Maryland Econ. Dev. Corporation, Rev. Bonds (American Urological Association Education and
   Research, Inc. Project), Series 2002, 3.0% 2032(1)                                                  1,000               1,000
Maryland Transportation Auth., Passenger Fac. Charge Rev. Bonds (Baltimore/Washington International
Airport Facs. Projects), Series 2003-B, 2.42% 2007(1)                                                  1,400               1,400
State of Maryland, Econ. Dev. Corp., Multi-Modal Rev. Bonds (United States Pharmacopeial Project),
   Series 2004-A, AMBAC insured, 2.33% 2034(1)                                                         2,580               2,580
State of Maryland, Econ. Dev. Corp., Rev. Bonds (CHF - College Park, LLC - South Campus Project),
   Series 2000-A, 2.34% 2032(1)                                                                       $1,300               1,300
State of Maryland, Econ. Dev. Corp., Rev. Bonds (Federation of American Societies for
   Experimental Biology Project), Series 2002-A, 2.33% 2030(1)                                        1,200                1,200
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan Program Rev. Bonds,
   Series 1994-D, 2.32% 2029(1)                                                                        2,987               2,987
State of Maryland, Washington Suburban Sanitary Commission, G.O. Multi-Modal Bond Anticipation Notes,
   Series 2003-B, 2.37% 2023(1)                                                                          200                 200


Total short-term securities (cost: $11,667,000)                                                       11,667


Total investment securities (cost: $212,403,000)                                                    220,782
Other assets less liabilities                                                                         1,451
Net assets                                                                                         $222,233


(1)Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


Key to abbreviations

AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation Dept. = Department Dev. = Development Dist. = District Econ. = Economic Fac. = Facility Facs. = Facilities Fin. = Finance Fncg. = Financing G.O. = General Obligation Preref. = Prerefunded Ref. = Refunding Rev. = Revenue

Tax-Exempt Fund of Virginia(R)
Investment portfolio

July 31, 2005


                                                                                                           Principal     Market
Bonds & notes -- 94.57%                                                                                    Amount(000)   Value (000)
-------------------------------------------------------------------------------------------------------------------------------

VIRGINIA -- 83.01%
STATE ISSUERS -- 30.81%
College Building Auth., Educational Facs. Rev. Bonds (21st Century College Program), Series 1998, 5.00%
2017                                                                                                        $1,000        $1,044
College Building Auth., Educational Facs. Rev. Bonds (Public Higher Education Fncg. Program),
   Series 2002-A, 5.00% 2011                                                                                  1,530        1,663
College Building Auth., Educational Facs. Rev. Bonds (University of Richmond Project), Series 2002-A,
   5.00% 2032 (put 2009)                                                                                      3,500        3,698
College Building Auth., Educational Facs. Rev. Bonds (Washington and Lee University Project), Series 2001,
5.375% 2021                                                                                                   1,000        1,146
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampden-Sydney College Project), Series 1998,
   MBIA insured, 5.00% 2016                                                                                     500          528
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00%
2013                                                                                                          1,000        1,082
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00%
2014                                                                                                          1,815        1,970
Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2000, 5.50%
2010                                                                                                          1,300        1,436
Commonwealth Transportation Board, Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program),
   Series 1999-B, 5.50% 2013 (preref. 2009)                                                                   4,750        5,194
G.O. Bonds, Series 1997, 5.00% 2012 (preref. 2007)                                                              940          976
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.55% 2010                    1,000        1,044
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.65% 2011                    1,000        1,050
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2004-A-1, AMT, 4.00% 2015                             1,300        1,272
Housing Dev. Auth., Multi-family Housing Bonds, Series 1996-B, 5.95% 2016                                     1,000        1,026
Housing Dev. Auth., Multi-family Housing Bonds, Series 1997-B, AMT, 5.80% 2010                                1,185        1,228
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.60% 2009                                1,320        1,366
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.70% 2010                                1,240        1,283
Housing Dev. Auth., Rental Housing Bonds, Series 2001-K, AMT, 5.00% 2017                                        825          850
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express
Project),
   Series 1998, FSA insured, 5.375% 2011                                                                      1,000        1,079
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express
Project),
   Series 1998, FSA insured, 5.375% 2014                                                                      1,000        1,079
Peninsula Ports Auth., Health Care Facs. Rev. and Ref. Bonds (Mary Immaculate Project), Series 1994,
   6.875% 2010 (preref. 2005)                                                                                   895          916
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998, 5.00%
2008                                                                                                          1,200        1,256
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998, 5.00%
2009                                                                                                          1,100        1,162
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012                 1,000        1,080
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2013                 3,700        3,998
Public Building Auth., Public Facs. Rev. Bonds, Series 1998-B,  5.00% 2010                                    1,000        1,057
Public Building Auth., Public Facs. Rev. Bonds, Series 1998-B,  5.00% 2011                                    2,100        2,220
Public Building Auth., Public Facs. Rev. Bonds, Series 2000-A, 5.75% 2016 (preref. 2010)                      1,000        1,115
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2015                                1,000        1,103
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2017                                2,680        2,930
Public School Auth., School Fncg. Bonds (1997 Resolution), Ref. Series 2005-B, 5.25% 2017                     1,000        1,127
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-A, 5.25% 2007                          2,000        2,092
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-B, 4.00% 2009                          1,500        1,546
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-A, 5.00% 2014                          1,000        1,086
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009 (preref. 2008)             120          126
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009                          2,880        3,015
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2016       1,000        1,088
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2017       1,480        1,603
Resources Auth., Clean Water State Revolving Fund Rev. Bonds, Series 2000, 5.25% 2015                         1,000        1,095
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2001-B, AMT, FSA insured,
4.375% 2010                                                                                                   1,490        1,552
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2002-A, 5.25% 2014              1,460        1,605
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2003, 5.00% 2020                2,000        2,142
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2003-B, AMT, MBIA insured,
5.00% 2016                                                                                                    1,000        1,063
Southeastern Public Service Auth., Senior Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015             4,825        5,291
Virginia Polytechnic Institute and State University, University Services System and General Rev. Pledge
Bonds,
   Series 1996-C, 5.35% 2009 (preref. 2006)                                                                   1,000        1,042
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.25% 2019                2,000        2,074
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.50% 2026                2,500        2,639
                                                                                                                          77,037

CITY & COUNTY ISSUERS -- 52.20%
Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. Ref. Bonds (Johnston Memorial Hospital),
   Series 1998, 5.00% 2008                                                                                    1,015        1,058
Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. Ref. Bonds (Johnston Memorial Hospital),
   Series 1998, 5.00% 2009                                                                                    1,020        1,072
Industrial Dev. Auth. of Albemarle County, Residential Care Fac. Mortgage Rev. Ref. Bonds
(Westminster-Canterbury
   of the Blue Ridge), Series 2005, 5.25% 2032                                                                2,000        1,975
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2011                                                    1,000        1,142
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2012                                                    1,000        1,157
Industrial Dev. Auth. of Arlington County, Alexandria/Arlington Waste-to-Energy Fac. Resource Recovery
Rev. Bonds
   (Ogden Martin Systems of Alexandria/Arlington Inc. Project), Series 1998-B, AMT, FSA insured, 5.375% 2012  2,785        2,944
Industrial Dev. Auth. of the County of Charles City, Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste
of
   Virginia, Inc. Project), Series 1999, AMT, 4.875% 2009                                                     2,100        2,156
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode Solid Waste Disposal Rev.
Bonds
   (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)                                          1,000        1,103
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2009                           1,300        1,420
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2011                           1,500        1,676
City of Chesapeake, G.O. Ref. Bonds, Series 1993, 5.40% 2008                                                  1,000        1,074
City of Chesapeake, G.O. School Ref. Bonds, Series 2003, 5.00% 2013                                           3,000        3,287
Chesterfield County, Water and Sewer Rev. Ref. Bonds, Series 1992, 6.375% 2009                                  330          331
City of Fairfax Econ. Dev. Auth., Public Fac. Lease Rev. Bonds (City of Fairfax Public Improvement
Projects),
   Series 2005, 5.00% 2024                                                                                    3,000        3,197
City of Fairfax, G.O. School Bonds, Series 2004, 5.00% 2027                                                   1,640        1,751
Fairfax County Econ. Dev. Auth., Fairfax County Facs. Rev. Bonds (School Board Central Administration
Building
   Project Phase I), Series 2005-A, 5.00% 2028                                                                2,615        2,764
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.),
   Series 1999-A, 6.75% 2012                                                                                    500          539
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.),
   Series 1999-A, 7.50% 2029                                                                                  2,500        2,721
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project),
   Series 1993-A, 5.00% 2007                                                                                    750          779
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project),
   Series 1993-A, 5.00% 2011                                                                                  1,000        1,074
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project),
   Series 1993-A, 5.25% 2019                                                                                  2,500        2,764
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project),
   Series 1993-A, FSA insured, 5.25% 2019                                                                     1,000        1,118
Fairfax County Industrial Dev. Auth., Health Care Rev. Ref. Bonds (Inova Health Systems Project),
   Series 1998-A, 5.00% 2011                                                                                  1,500        1,567
Fairfax County Redev. and Housing Auth., Multi-family Housing Rev. Bonds (Grand View Apartments Project),
   Series 1998-A, FHA insured, 5.05% 2010                                                                       895          925
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 1997, 5.00% 2021                                    1,000        1,114
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 2005-B, 5.25% 2019                                  1,000        1,131
City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group), Series 2002-B, 5.25% 2027        1,500        1,558
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2014                         1,000        1,099
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2015                         1,500        1,640
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2013                                  2,240        2,447
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2014                                  1,000        1,097
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 2000, 5.25% 2011                                  1,000        1,094
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 4.00% 2009                                                500          510
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 5.00% 2012                                              1,220        1,310
City of Hampton, Public Improvement Bonds, Series 2005-A, FGIC insured, 5.00% 2020                            1,000        1,084
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project
at Hanover Medical Park), Series 1995, MBIA insured, 6.50% 2010                                               1,375        1,565
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project
at Hanover Medical Park), Series 1995, MBIA insured, 6.375% 2018                                              1,500        1,792
Henrico County, Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013                                580          620
Industrial Dev. Auth. of the County of Henrico, Solid Waste Disposal Rev. Bonds (Browning-Ferris
Industries of
   South Atlantic, Inc. Project), Series 1995, AMT, 5.30% 2011 (put 2005)                                     1,000        1,002
Industrial Dev. Auth. of the County of Henrico, Solid Waste Disposal Rev. Bonds (Browning-Ferris
Industries of
   South Atlantic, Inc. Project), Series 1996-A, AMT, 5.45% 2014                                              1,000          941
Industrial Dev. Auth. of Henry County, Hospital Rev. Bonds (Memorial Hospital of Martinsville and Henry
County),
   Series 1997, 6.00% 2017 (preref. 2007)                                                                     1,000        1,053
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds
   (Williamsburg Landing, Inc.), Series 2005, 5.35% 2026                                                      2,250        2,272
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds
   (Williamsburg Landing, Inc.), Series 2005, 5.50% 2034                                                        750          760
Industrial Dev. Auth. of King George County, Solid Waste Disposal Rev. Bonds (King George Landfill, Inc.
Project),
   Series 2003-A, AMT, 4.10% 2023 (put 2009)                                                                  1,000        1,000
Community Dev. Auth. of Loudoun County, Special Assessment Bonds (Dulles Town Center Project),
   Series 1998, 6.25% 2026                                                                                    2,490        2,563
Industrial Dev. Auth. of Loudon County, Public Safety Fac. Lease Rev. Bonds (Loudon County Public
   Safety Facs. Project), FSA insured, 5.25% 2016                                                             1,000        1,105
Industrial Dev. Auth. of Loudoun County, Residential Care Fac. Rev. Ref. Bonds, (Falcons Landing Project),
   Series 2004-A, 6.00% 2024                                                                                  2,000        2,111
Loudoun County, G.O. Public Improvement and Ref. Bonds, Series 2002-A, 5.00% 2012                             1,795        1,963
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.00% 2012 (preref. 2010)                       1,000        1,083
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.25% 2015 (preref. 2011)                         500          551
Loudoun County Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2000, FSA insured,
   5.00% 2014 (preref. 2011)                                                                                  1,185        1,291
City of Manassas, G.O. Bonds, Series 1997-B, AMT, 5.00% 2013                                                  1,000        1,062
City of Newport News, G.O. General Improvement and Water Bonds, Series 2002-A, 5.00% 2016                     1,585        1,719
City of Newport News, G.O. General Improvement Bonds, Series 2004-A, 5.00% 2020                               1,000        1,081
City of Newport News, G.O. General Improvement Ref. Bonds, Series 2003-A, 5.00% 2010                          1,000        1,077
City of Norfolk, G.O. Capital Improvement and Ref. Bonds, Series 2002, MBIA insured, 5.00% 2011               1,000        1,081
Industrial Dev. Auth. of the City of Norfolk, Health Care Rev. Bonds (Bon Secours Health System),
   Series 1997, MBIA insured, 5.00% 2007                                                                      1,250        1,300
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2014                      1,485        1,587
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2015                      1,565        1,686
County of Prince William, Industrial Dev. Auth., Hospital Fac. Rev. Bonds (Potomac Hospital Corp. of
Prince William),
   Series 2003, 5.00% 2013                                                                                    1,000        1,056
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds,
   Series 1999-A, 6.85% 2019                                                                                $   931          958
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds,
   Series 1999-B, 7.00% 2029                                                                                    472          498
Prince William County Virginia Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25%
2026                                                                                                          2,448        2,629
Prince William County Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2014          1,000        1,100
Prince William County Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2019          1,635        1,773
City of Richmond, G.O. Public Improvement Ref. Bonds, Series 2001, FGIC insured, 5.375% 2015                  1,000        1,114
City of Richmond, G.O. Public Improvement Ref. Bonds, Series 2005-B, FSA insured, 5.00% 2014                  1,500        1,641
City of Richmond, Public Utility Rev. Ref. Bonds, Series 1998-A, 5.25% 2009                                   1,500        1,585
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 1998, FGIC insured, 5.25% 2012            1,000        1,106
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 2002, FGIC insured, 5.25% 2017            1,120        1,262
Riverside Regional Jail Auth., Jail Fac. Rev. Bonds, Series 2003, MBIA insured, 5.00% 2015                    1,000        1,088
Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds (Carilion Health System Obligated
Group),
   Series 2002-A, MBIA insured, 5.50% 2015                                                                    3,500        3,833
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2002, 5.00% 2015 (preref. 2012)            1,500        1,630
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2002, 5.00% 2016 (preref. 2012)            1,500        1,630
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2004-B, 5.00% 2017                         1,000        1,106
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2012 (preref. 2011)                 2,425        2,650
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2013 (preref. 2011)                 2,425        2,650
City of Virginia Beach Dev. Auth., Health Care Facs. Rev. Ref. Bonds (Sentara Health System), Series 1998,
5.25% 2011                                                                                                    1,000        1,057
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series
1993,
   AMBAC insured, 5.125% 2018                                                                                 2,200        2,416
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series
1993,
   AMBAC insured, 6.00% 2011                                                                                  1,000        1,122
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A,
5.375% 2017                                                                                                   1,500        1,654
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A,
5.00% 2021                                                                                                    2,000        2,128
County of Isle of Wight, Industrial Dev. Auth., Environmental Improvement Rev. Bonds (International Paper
Co. Projects),
   Series 2000-A, AMT, 6.60% 2024                                                                             2,590        2,835
Industrial Dev. Auth. of County of Isle of Wight,  Pollution Control Rev. Ref. Bonds (International Paper
Co. Projects),
   Series 2004-A, 4.05% 2014                                                                                  1,000        1,000
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury
of
   Winchester, Inc.), Series 2005-A, 4.875% 2019                                                              1,005        1,006
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury
of
   Winchester, Inc.), Series 2005-A, 5.20% 2027                                                               1,000        1,010
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury
of
   Winchester, Inc.), Series 2005-A, 5.30% 2035                                                               1,000        1,010
                                                                                                                         130,490

DISTRICT OF COLUMBIA -- 5.33%
Metropolitan Washington Airports Auth., Airport System Rev. and Ref. Bonds, Series 1998-B, AMT, 5.50% 2007    1,500        1,565
Metropolitan Washington Airports Auth., Airport System Rev. and Ref. Bonds, Series 1998-B, AMT, MBIA
insured, 5.25% 2010                                                                                           1,000        1,056
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2001-A, AMT, MBIA insured, 5.50%
2014                                                                                                          1,000        1,087
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2005-A, AMT, MBIA insured, 5.25%
2017                                                                                                          1,000        1,084
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured,
5.375% 2013                                                                                                   1,000        1,083
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured,
5.375% 2014                                                                                                   1,000        1,078
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured,
5.375% 2016                                                                                                   1,995        2,142
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2003-A, AMT, FGIC insured,
5.00% 2008                                                                                                    1,000        1,048
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-C-1, AMT, FSA insured,
5.00% 2008                                                                                                    1,000        1,048
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured,
5.25% 2012                                                                                                    1,000        1,083
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured,
5.00% 2019                                                                                                    1,000        1,048

PUERTO RICO -- 4.45%
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured, 5.00% 2026 (put 2010)     2,000        2,146
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, AMBAC insured, 5.00% 2035 (put 2010)   1,150        1,234
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)                      1,540        1,696
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)                        500          551
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series C, 5.50% 2014                                1,000        1,118
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, AMBAC insured, 5.25% 2030 (put 2012)      1,000        1,094
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)       3,000        3,283
                                                                                                                          11,122

VIRGIN ISLANDS -- 1.78%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.20% 2009     1,000        1,055
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-C, 5.50% 2005     1,000        1,004
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-C, 5.50% 2007     1,000        1,047
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Senior Lien, Series 2004-A, 5.25% 2017                750          814
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Senior Lien, Series 2004-A, 5.25% 2018                500          540
                                                                                                                           4,460

Total bonds & notes (cost: $227,356,000)                                                                                 236,431




Short-term securities -- 4.81%
---------------------------------------------------------------------------------------

Peninsula Ports Authority, Coal Termination Rev. Ref. Bonds (Dominion Terminal Associates Project),
   Series 1987-D, 2.31% 2016(1)                                                                               3,350        3,350
Industrial Dev. Auth. of Loudoun County, Virginia, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute
Issue),
   Series 2003-A, 2.31% 2038(1,2)                                                                             1,800        1,800
Industrial Dev. Auth. of Loudoun County, Virginia, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute
Issue),
   Series 2003-B, 2.30% 2038(1)                                                                               2,400        2,400
Industrial Dev. Auth. of Loudoun County, Virginia, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute
Issue),
   Series 2003-C, 2.35% 2038(1)                                                                               2,065        2,065
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital Rev. Ref. Bonds (Carilion Health System
Obligated Group),
   Series 2002-B, 2.33% 2027(1)                                                                               1,100        1,100
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital Rev. Ref. Bonds (Carilion Health System
Obligated Group),
   Series 2002-D, 2.33% 2027(1)                                                                               1,300        1,300


Total short-term securities (cost: $12,015,000)                                                                           12,015

Total investment securities (cost: $239,371,000)                                                                         248,446
Other assets less liabilities                                                                                              1,561

Net assets                                                                                                              $250,007


(1)Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date. (2)This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

AMT = Alternative Minimum Tax Econ.= Economic Fncg.= Financing Ref. = Refunding
Auth. = Authority Fac. = Facility  G.O. = General Obligation   Rev. = Revenue
Dev. = Development   Facs. = Facilities      Preref. = Prerefunded
Dist. = District     Fin. = Finance          Redev. = Redevelopment


The Tax-Exempt Fund of Maryland
Financial statements

Statement of assets and liabilities at July 31, 2005

                                              (dollars and shares in thousands,
                                                      except per-share amounts)
Assets:
  Investment securities at market (cost: $212,403)                     $220,782
  Cash                                                                      134
  Receivables for:
    Sales of Fund's shares                                  $   389
    Interest                                                  2,238       2,627
                                                                        223,543

Liabilities:
  Payables for:
    Repurchases of Fund's shares                                891
    Dividends on Fund's shares                                  203
    Management services                                          62
    Services provided by affiliates                             135
    Deferred Trustees' compensation                              17
    Other fees and expenses                                       2       1,310
Net assets at July 31, 2005                                            $222,233

Net assets consist of:
  Capital paid in on shares of beneficial interest                     $213,909
  Undistributed net investment income                                       178
  Accumulated net realized loss                                            (233)
  Net unrealized appreciation                                             8,379
Net assets at July 31, 2005                                            $222,233

Shares of beneficial interest issued and outstanding -- unlimited shares authorized, 13,774 total shares outstanding

                                                  Shares      Net asset value
                                Net assets      outstanding    per share/1/

Class A                          $171,150         10,608          $16.13
Class B                            18,512          1,147           16.13
Class C                            22,647          1,404           16.13
Class F                             6,093            378           16.13
Class R-5                           3,831            237           16.13



/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.76.


See Notes to Financial Statements

The Tax-Exempt Fund of Maryland

Financial statements

Statement of operations for the year ended July 31, 2005

                                                         (dollars in thousands)
Investment income:
  Income:
    Interest                                                           $  9,590
  Fees and expenses:/1/
    Investment advisory services                             $  439
    Business management services                                347
    Distribution services                                       812
    Transfer agent services                                      46
    Administrative services                                      43
    Reports to shareholders                                      33
    Registration statement and prospectus                        12
    Postage, stationery and supplies                              6
    Trustees' compensation                                       23
    Auditing and legal                                           45
    Custodian                                                     1
    Federal and state taxes                                       5
    Other                                                        10
    Total fees and expenses before waivers                    1,822
  Less waiver of fees and expenses:
    Investment advisory services                                 28
    Business management services                                 22
    Total fees and expenses after waivers                                 1,772
  Net investment income                                                   7,818

Net realized loss and unrealized appreciation on investments:
  Net realized loss on investments                                        (225)
  Net unrealized appreciation on investments                              2,473
    Net realized loss and unrealized appreciation on
      investments                                                         2,248
Net increase in net assets resulting from operations                    $10,066

/1/ Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.


Statements of changes in net assets

                                                         (dollars in thousands)
                                                       Year ended July 31
                                                    2005                2004
Operations:
  Net investment income                          $  7,818           $   7,517
  Net realized (loss) gain on investments           (225)                  75
  Net unrealized appreciation on investments        2,473               2,036
    Net increase in net assets resulting from
      operations                                   10,066               9,628

Dividends paid or accrued to shareholders from
  net investment income                           (7,767)             (7,428)

Capital share transactions                         21,608               2,641
Total increase in net assets                       23,907               4,841

Net assets:
  Beginning of year                               198,326             193,485
  End of year (including undistributed net
    investment income: $178 and $175,
    respectively)                                $222,233            $198,326

See Notes to Financial Statements

The Tax-Exempt Fund of Maryland

Financial highlights<F1>
                                Income from               Dividends and
                         investment operations<F2>        distributions

                                    Net                                                                             Ratio
                                   gains                                                                   Ratio   of ex-    Ratio
                                 (losses)            Divi-                                                of ex-   penses   of net
                  Net            on secur   Total    dends             Total                       Net    penses  to aver-  income
                 Asset             ities    from     (from   Distri-   divi-     Net             assets  to aver-  age net    to
                 value     Net     (both   invest-    net    butions   dends    asset            end of   age net  assets    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,    Total   period   assets    after     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of   return     (in    before   waivers    net
                period   income  realized) ations   income)  gains)   butions  period    <F3>   millions) waivers   <F4>    assets


Class A:
Year ended
 7/31/2005      $15.94     $.62     $.19    $ .81    $(.62)$  --       $(.62)  $16.13     5.12%    $171      .71%    .69%    3.84%
Year ended
 7/31/2004       15.76      .64      .17      .81     (.63)   --        (.63)   15.94     5.17      154      .72     .72     3.97
Year ended
 7/31/2003       15.93      .62     (.15)     .47     (.62)    (.02)    (.64)   15.76     2.98      156      .73     .73     3.87
Year ended
 7/31/2002       15.68      .69      .25      .94     (.69)   --        (.69)   15.93     6.14      139      .75     .75     4.40
Year ended
 7/31/2001       15.12      .74      .56     1.30     (.74)   --        (.74)   15.68     8.77      119      .80     .80     4.77


Class B:
Year ended
 7/31/2005       15.94      .50      .19      .69     (.50)   --        (.50)   16.13     4.35       18     1.47    1.44     3.09
Year ended
 7/31/2004       15.76      .52      .17      .69     (.51)   --        (.51)   15.94     4.40       19     1.48    1.48     3.21
Year ended
 7/31/2003       15.93      .50     (.15)     .35     (.50)    (.02)    (.52)   15.76     2.22       18     1.48    1.48     3.09
Year ended
 7/31/2002       15.68      .57      .25      .82     (.57)   --        (.57)   15.93     5.35       11     1.49    1.49     3.62
Year ended
 7/31/2001       15.12      .62      .56     1.18     (.62)   --        (.62)   15.68     7.96        4     1.54    1.54     3.91

Class C:
Year ended
 7/31/2005       15.94      .48      .19      .67     (.48)   --        (.48)   16.13     4.22       23     1.59    1.56     2.97
Year ended
 7/31/2004       15.76      .50      .17      .67     (.49)   --        (.49)   15.94     4.27       17     1.60    1.60     3.09
Year ended
 7/31/2003       15.93      .48     (.15)     .33     (.48)    (.02)    (.50)   15.76     2.09       13     1.61    1.61     2.97
Year ended
 7/31/2002       15.68      .55      .25      .80     (.55)   --        (.55)   15.93     5.20        6     1.64    1.64     3.51
Period
 from 4/12/2001
 to 7/31/2001    15.49      .15      .20      .35     (.16)   --        (.16)   15.68     2.29        1      .49     .49     1.02

Class F:
Year ended
 7/31/2005       15.94      .60      .19      .79     (.60)   --        (.60)   16.13     4.98        6      .84     .82     3.72
Year ended
 7/31/2004       15.76      .62      .17      .79     (.61)   --        (.61)   15.94     5.04        5      .85     .85     3.85
Year ended
 7/31/2003       15.93      .60     (.15)     .45     (.60)    (.02)    (.62)   15.76     2.84        3      .86     .86     3.73
Year ended
 7/31/2002       15.68      .64      .25      .89     (.64)   --        (.64)   15.93     5.81        2      .99     .99     4.18
Period
 from 6/15/2001
 to 7/31/2001    15.59      .07      .09      .16     (.07)   --        (.07)   15.68     1.03   --<F5>      .14     .14      .45


Class R-5:
Year ended
 7/31/2005       15.94      .64      .19      .83     (.64)   --        (.64)   16.13     5.30        4      .54     .51     4.02
Year ended
 7/31/2004       15.76      .67      .17      .84     (.66)   --        (.66)   15.94     5.36        3      .54     .54     4.15
Year ended
 7/31/2003       15.93      .65     (.15)     .50     (.65)    (.02)    (.67)   15.76     3.16        3      .55     .55     4.06
Period
 from 7/15/2002
 to 7/31/2002    15.91      .03      .02      .05     (.03)   --        (.03)   15.93      .31        3      .02     .02      .18



                                                        Year ended July 31
                                                     2005 2004 2003 2002 2001

Portfolio turnover rate for all classes of shares     5%   11%  8%   5%   16%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> The ratios in this column reflect the impact, if any, of certain waivers.
During the year ended 7/31/2005, CRMC and WMC reduced fees for investment advisory services and business management services for all share classes.

<F5> Amount less than $1 million.

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia

Financial statements

Statement of assets and liabilities at July 31, 2005

                                              (dollars and shares in thousands,
                                                      except per-share amounts)
Assets:
  Investment securities at market (cost: $239,371)                     $248,446
  Cash                                                                      105
  Receivables for:
    Sales of Fund's shares                                  $   692
    Interest                                                  2,939       3,631
                                                                        252,182
Liabilities:
  Payables for:
    Purchases of investments                                  1,650
    Repurchases of Fund's shares                                 77
    Dividends on Fund's shares                                  225
    Management services                                          68
    Services provided by affiliates                             137
    Deferred Trustees' compensation                              17
    Other fees and expenses                                       1       2,175
Net assets at July 31, 2005                                            $250,007

Net assets consist of:
  Capital paid in on shares of beneficial interest                     $240,678
  Undistributed net investment income                                       255
  Accumulated net realized loss                                             (1)
  Net unrealized appreciation                                             9,075
Net assets at July 31, 2005                                            $250,007

Shares of beneficial interest issued and outstanding -- unlimited shares authorized, 15,032 total shares outstanding

                                                   Shares     Net asset value
                                  Net assets     outstanding   per share/1/

Class A                            $209,800        12,615         $16.63
Class B                              13,334           801          16.63
Class C                              15,713           945          16.63
Class F                               8,937           537          16.63
Class R-5                             2,223           134          16.63


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.28.


See Notes to Financial Statements

The Tax-Exempt Fund of Virginia


Statement of operations for the year ended July 31, 2005

                                                         (dollars in thousands)
Investment income:
  Income:
    Interest                                                            $10,197
  Fees and expenses: /1/
    Investment advisory services                            $   480
    Business management services                                378
    Distribution services                                       805
    Transfer agent services                                      52
    Administrative services                                      39
    Reports to shareholders                                      39
    Registration statement and prospectus                         9
    Postage, stationery and supplies                             11
    Trustees' compensation                                       23
    Auditing and legal                                           45
    Custodian                                                     1
    Federal and state taxes                                       1
    Other                                                        10
    Total fees and expenses before waivers                    1,893
  Less waiver of fees and expenses:
    Investment advisory services                                 30
    Business management services                                 24
    Total fees and expenses after waivers                                 1,839
  Net investment income                                                   8,358

Net realized gain and unrealized appreciation on investments
  Net realized gain on investments                                          536
  Net unrealized appreciation on investments                              1,302
    Net realized gain and unrealized appreciation on investments          1,838
Net increase in net assets resulting from operations                    $10,196


/1/ Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.


Statements of changes in net assets

                                                         (dollars in thousands)
                                                             Year ended July 31
                                                              2005       2004
Operations:
  Net investment income                                    $  8,358    $  7,900
  Net realized gain (loss) on investments                       536         (27)
  Net unrealized appreciation on investments                  1,302       1,970
    Net increase in net assets resulting from operations     10,196       9,843

Dividends paid or accrued to shareholders from
  net investment income                                     (8,259)     (7,895)

Capital share transactions                                   21,263       2,408

Total increase in net assets                                 23,200       4,356

Net assets:
  Beginning of year                                         226,807     222,451
  End of year (including undistributed net investment
    income: $255 and $162, respectively)                   $250,007    $226,807

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia

Financial highlights<F1>
                                Income from               Dividends and
                         investment operations<F2>        distributions

                                    Net                                                                             Ratio
                                   gains                                                                   Ratio   of ex-    Ratio
                                 (losses)            Divi-                                                of ex-   penses   of net
                  Net            on secur   Total    dends             Total                       Net    penses  to aver-  income
                 Asset             ities    from     (from   Distri-   divi-     Net             assets  to aver-  age net    to
                 value     Net     (both   invest-    net    butions   dends    asset            end of   age net  assets    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,    Total   period   assets    after     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of   return     (in    before   waivers    net
                period   income  realized) ations   income)  gains)   butions  period    <F3>   millions) waivers   <F4>    assets

Class A:
Year ended
 7/31/2005      $16.48     $.61     $.14    $ .75    $(.60)  $--       $(.60)  $16.63     4.59%    $210      .69%    .67%    3.62%
Year ended
 7/31/2004       16.32      .60      .16      .76     (.60)   --        (.60)   16.48     4.67      189      .70     .70     3.60
Year ended
 7/31/2003       16.57      .60     (.21)     .39     (.60)    (.04)    (.64)   16.32     2.32      189      .71     .71     3.61
Year ended
 7/31/2002       16.29      .66      .31      .97     (.66)    (.03)    (.69)   16.57     6.08      169      .73     .73     4.05
Year ended
 7/31/2001       15.57      .72      .72     1.44     (.72)   --        (.72)   16.29     9.40      132      .78     .78     4.47


Class B:
Year ended
 7/31/2005       16.48      .49      .14      .63     (.48)   --        (.48)   16.63     3.82       13     1.45    1.43     2.87
Year ended
 7/31/2004       16.32      .48      .16      .64     (.48)   --        (.48)   16.48     3.90       14     1.45    1.45     2.84
Year ended
 7/31/2003       16.57      .47     (.21)     .26     (.47)    (.04)    (.51)   16.32     1.56       14     1.46    1.46     2.81
Year ended
 7/31/2002       16.29      .54      .31      .85     (.54)    (.03)    (.57)   16.57     5.28        7     1.48    1.48     3.26
Year ended
 7/31/2001       15.57      .59      .72     1.31     (.59)   --        (.59)   16.29     8.56        3     1.51    1.51     3.57


Class C:
Year ended
 7/31/2005       16.48      .47      .14      .61     (.46)   --        (.46)   16.63     3.70       16     1.57    1.55     2.75
Year ended
 7/31/2004       16.32      .45      .16      .61     (.45)   --        (.45)   16.48     3.77       15     1.58    1.58     2.72
Year ended
 7/31/2003       16.57      .45     (.21)     .24     (.45)    (.04)    (.49)   16.32     1.43       14     1.60    1.60     2.72
Year ended
 7/31/2002       16.29      .52      .31      .83     (.52)    (.03)    (.55)   16.57     5.15        8     1.62    1.62     3.13
Period
 from 4/18/2001
 to 7/31/2001    16.01      .14      .29      .43     (.15)   --        (.15)   16.29     2.69        1      .46     .46      .89


Class F:
Year ended
 7/31/2005       16.48      .59      .14      .73     (.58)   --        (.58)   16.63     4.46        9      .82     .80     3.50
Year ended
 7/31/2004       16.32      .58      .16      .74     (.58)   --        (.58)   16.48     4.54        7      .83     .83     3.48
Year ended
 7/31/2003       16.57      .58     (.21)     .37     (.58)    (.04)    (.62)   16.32     2.17        3      .85     .85     3.44
Year ended
 7/31/2002       16.29      .56      .31      .87     (.56)    (.03)    (.59)   16.57     5.44        1     1.23    1.23     3.51
Period
 from 4/4/2001
 to 7/31/2001    16.18      .18      .13      .31     (.20)   --        (.20)   16.29     1.95   --<F5>      .31     .31     1.26

Class R-5:
Year ended
 7/31/2005       16.48      .64      .14      .78     (.63)   --        (.63)   16.63     4.77        2      .52     .50     3.81
Year ended
 7/31/2004       16.32      .63      .16      .79     (.63)   --        (.63)   16.48     4.85        2      .52     .52     3.78
Year ended
 7/31/2003       16.57      .63     (.21)     .42     (.63)    (.04)    (.67)   16.32     2.49        2      .53     .53     3.79
Period
 from 7/15/2002
 to 7/31/2002    16.55      .03      .02      .05     (.03)   --        (.03)   16.57      .29        2      .02     .02      .16



                                                        Year ended July 31
                                                   2005  2004  2003  2002  2001

Portfolio turnover rate for all classes of shares   13%   8%    4%    10%   5%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> The ratios in this column reflect the impact, if any, of certain waivers.
During the year ended 7/31/2005, CRMC and WMC reduced fees for investment
advisory   services and business management services for all share classes.

<F5>Amount less than $1 million.

See Notes to Financial Statements

The American Funds Tax-Exempt Series I

Notes to financial statements

1. Organization and significant accounting policies

Organization -- The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital.

The Funds offer five share classes, some of which are offered to limited categories of investors. The Funds' share classes are described below:

                Initial sales   Contingent deferred sales charge
Share class        charge       upon redemption                                  Conversion feature

Class A          Up to 3.75%    None (except 1% for certain redemptions within   None
                                one year of purchase without an initial sales
                                charge)

Class B             None        Declines from 5% to 0% for redemptions within    Class B converts to Class A after eight years
                                six years of purchase

Class C             None        1% for redemptions within one year of purchase   Class C converts to Class F after 10 years

Class F             None        None                                             None

Class R-5           None        None                                             None


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

     Security valuation -- Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the Trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security;
     contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     Security transactions and related investment income -- Security transactions are recorded by the Funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the Funds will segregate liquid assets sufficient to meet their payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     Dividends and distributions to shareholders -- Dividends paid to shareholders are declared daily after the determination of the Funds' net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.   Federal income taxation and distributions

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The Funds are not subject to income taxes to the extent such distributions are made. Generally, income earned by the Funds is exempt from Federal income taxes; however, the Funds might earn taxable income from the sale of certain securities purchased at a market discount.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as deferred expenses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of July 31, 2005, the cost of investment securities for Federal income tax purposes was $212,257,000 and $239,182,000 for the Maryland Fund and the Virginia Fund, respectively.

During the year ended July 31, 2005, the Maryland Fund and the Virginia Fund reclassified $35,000 and $3,000, respectively, from undistributed net investment income to capital paid in on shares of beneficial interest. The Maryland Fund and Virginia Fund also reclassified $13,000 and $3,000, respectively, from undistributed net investment income to undistributed capital gains to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Maryland

Undistributed net investment income                                     $   253
Short-term and long-term capital loss deferrals                           (233)
Gross unrealized appreciation on investment securities                    8,760
Gross unrealized depreciation on investment securities                    (235)
Net unrealized appreciation on investment securities                      8,525

Virginia

Undistributed net investment income                                     $   308
Short-term capital loss carryforward expiring in 2012                       (1)
Gross unrealized appreciation on investment securities                    9,527
Gross unrealized depreciation on investment securities                    (263)
Net unrealized appreciation on investment securities                      9,264

For the Maryland Fund, short-term and long-term capital loss deferrals above include capital loss carryforwards of $21,000 and $1,000 expiring in 2012 and 2013, respectively. The capital loss carryforward above for the Virginia Fund reflects the utilization of a $539,000 capital loss carryforward. The capital loss carryforwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates. The Funds will not make distributions from capital gains while capital loss carryforwards remain. Also included in short-term and long-term capital loss deferrals for the Maryland Fund are capital loss deferrals of $211,000 that were realized during the period November 1, 2004 through July 31, 2005. During the year ending July 31, 2005, the Maryland Fund realized, on a tax basis, a net capital loss of $212,000 and the Virginia Fund realized a net capital gain of $539,000.

Distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

Maryland

                                         Year ended July 31
Share class                          2005                 2004

Class A                             $6,246               $6,088
Class B                                579                  596
Class C                                595                  454
Class F                                202                  156
Class R-5                              145                  134

Total                               $7,767               $7,428

Virginia

                                         Year ended July 31
Share class                          2005                 2004

Class A                             $7,081               $6,790
Class B                                386                  409
Class C                                420                  403
Class F                                290                  214
Class R-5                               82                   79

Total                               $8,259               $7,895


3.   Fees and transactions with related parties

Business management services -- The Funds have a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), provides services necessary to carry on the Funds' general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Funds' contractual service providers including custodian operations, shareholder services and Fund share distribution functions. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.135% on the first $60 million of each Fund's daily net assets and 0.09% on such assets in excess of $60 million. The agreement also provides for monthly fees of 1.35% of each Fund's gross investment income (excluding any net capital gains from transactions in portfolio securities). WMC is currently waiving a portion of its business management services fees. From September 1, 2004 through March 31, 2005, WMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total business management fees waived by WMC were $22,000 and $24,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for the Maryland Fund of $347,000, which was equivalent to an annualized rate of 0.164%, was reduced to $325,000, or 0.154% of average daily net assets. The fee shown on the accompanying financial statements for the Virginia Fund of $378,000, which was equivalent to an annualized rate of 0.159%, was reduced to $354,000, or 0.149% of average daily net assets. During the fiscal year, WMC paid the Maryland and Virginia Funds' investment adviser $2,147,000 for performing various fund accounting services for the Funds and for Washington Mutual Investors Fund, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of JLG, earned $42,000 and $21,000 from its retail sales of shares and distribution plans of the Maryland and Virginia Funds, respectively.

Investment advisory services -- Capital Research and Management Company (CRMC), the Funds' investment adviser, is the parent company of American Funds Service Company (AFS), the Funds' transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Funds' shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.165% on the first $60 million of daily net assets and decreasing to 0.120% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily of 1.65% of each Fund's monthly gross income. CRMC is currently waiving a portionof its investment advisory services fees. From September 1, 2004 through March 31, 2005, CRMC waived 5% of these fees and increasedthe waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $28,000 and $30,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for the Maryland Fund of $439,000, which was equivalent to an annualized rate of 0.207%, was reduced to $411,000, or 0.194% of average daily net assets. The fee shown on the accompanying financial statements for the Virginia Fund of $480,000, which was equivalent to an annualized rate of 0.202%, was reduced to $450,000, or 0.190% of average daily net assets.

Class-specific fees and expenses -- Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services -- The Funds have adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2005, unreimbursed expenses subject to reimbursement totaled $99,000 for the Maryland Fund and $172,000 for the Virginia Fund.

Share class       Currently approved limits       Plan limits

Class A                     0.25%                    0.25%
Class B                     1.00                     1.00
Class C                     1.00                     1.00
Class F                     0.25                     0.50

Transfer agent services -- The Funds have a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services -- The Funds have an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2005, were as follows (dollars in thousands):

Maryland
                                                Administrative services
                                 Transfer           CRMC            Transfer
              Distribution         agent       administrative         agent
Share class     services         services         services          services

Class A           $409              $40        Not applicable    Not applicable
Class B            188               6         Not applicable    Not applicable
Class C            201          Included in          $29               $2
Class F            14         administrative          8                --*
Class R-5    Not applicable      services             4                --*

Total             $812              $46              $41               $2


Virginia
                                                Administrative services
                                 Transfer           CRMC            Transfer
              Distribution         agent       administrative         agent
Share class     services         services         services          services

Class A           $494              $48        Not applicable    Not applicable
Class B            136               4         Not applicable    Not applicable
Class C            154          Included in          $22               $2
Class F            21         administrative         12                 1
Class R-5    Not applicable      services             2                --
Total             $805              $52              $36               $3

*Amount less than one thousand.

Deferred Trustees' compensation -- Since the adoption of the deferred compensation plan in 1994, Independent Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of the Funds or other American Funds. Trustees' compensation of $23,000 each for the Maryland Fund and the Virginia Fund, shown on the accompanying financial statements, includes $22,000 for each Fund in current fees (either paid in cash or deferred) and a net increase of $1,000 in each Fund in the value of the deferred amounts.

Affiliated officers and Trustees -- All the officers of the Trust and three of its Trustees are affiliated with WMC and received no compensation directly from the Funds.

4.    Investment transactions and other disclosures

The Maryland Fund and Virginia Fund made purchases of investment securities, excluding short-term securities, of $34,438,000 and $48,750,000, and sales of $9,795,000 and $29,131,000, respectively, during the year ended July 31, 2005.

The Funds receive a reduction in their custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fee of $1,000 each for the Maryland Fund and Virginia Fund, shown on the accompanying financial statements, includes $1,000 for each Fund that was offset by this reduction, rather than paid in cash.

5.   Capital share transactions

Capital share transactions in the Funds were as follows (dollars and shares in thousands):


Maryland

                                                                          Reinvestments                           Net Increase
                                                        Sales<F1>         of dividends       Repurchases<F1>       (decrease)

Share class                                    Amount    Shares    Amount    Shares         Amount    Shares    Amount    Shares


Year ended July 31, 2005
Class A                                        $43,771     2,707    $4,289       265      $(32,874)   (2,035)   $15,186       937
Class B                                          1,344        83       384        24        (2,019)     (125)     (291)      (18)
Class C                                          7,403       458       430        27        (2,719)     (168)     5,114       317
Class F                                          2,013       125       131         8        (1,042)      (65)     1,102        68
Class R-5                                          400        24        97         6             --        --       497        30
Total net increase (decrease)                  $54,931     3,397    $5,331       330      $(38,654)   (2,393)   $21,608     1,334

Year ended July 31, 2004
Class A                                        $27,057     1,683    $4,126       257      $(35,229)   (2,190)  $(4,046)     (250)
Class B                                          3,091       193       391        24        (2,808)     (175)       674        42
Class C                                          7,926       492       329        21        (3,652)     (228)     4,603       285
Class F                                          2,770       172        98         6        (1,545)      (97)     1,323        81
Class R-5                                           --        --        87         6             --        --        87         6
Total net increase (decrease)                  $40,844     2,540    $5,031       314      $(43,234)   (2,690)   $ 2,641       164



Virginia

                                                                          Reinvestments                           Net increase
                                                        Sales<F1>         of dividends       Repurchases<F1>       (decrease)
Share class                               Amount    Shares    Amount    Shares              Amount    Shares    Amount    Shares


Year ended July 31, 2005
Class A                                        $41,385     2,478    $4,707       282      $(26,407)   (1,581)   $19,685     1,179
Class B                                            853        51       303        18        (1,798)     (108)     (642)      (39)
Class C                                          3,923       235       315        19        (3,596)     (216)       642        38
Class F                                          3,177       190       163        10        (1,844)     (111)     1,496        89
Class R-5                                           --        --        82         5             --        --        82         5
Total net increase (decrease)                  $49,338     2,954    $5,570       334      $(33,645)   (2,016)   $21,263     1,272


Year ended July 31, 2004
Class A                                        $33,025     1,977    $4,467       268      $(39,849)   (2,396)  $(2,357)     (151)
Class B                                          2,229       134       320        19        (2,557)     (154)       (8)       (1)
Class C                                          5,053       303       300        18        (4,545)     (274)       808        47
Class F                                          5,108       307       138         8        (1,361)      (82)     3,885       233
Class R-5                                           --        --        80         5             --        --        80         5
Total net increase (decrease)                  $45,415     2,721    $5,305       318      $(48,312)   (2,906)   $ 2,408       133

<F1> Includes exchanges between share classes of the Fund.

The American Funds Tax-Exempt Series I

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of The American Funds Tax-Exempt Series I:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 2005, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assuranceabout whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 2, 2005